Summary prospectus

Fixed income fund

Delaware Ivy Total Return Bond Fund

(formerly, Delaware Ivy Pictet Targeted Return Bond Fund)

Nasdaq ticker symbols
Class A	IRBAX
Class C	IRBCX
Class I	IRBIX
Class R6 (formerly, Class N)	IRBRX

January 28, 2022

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at ivyinvestments.com/prospectus. You can also get this information at no cost by calling 888 923-3355. The Fund’s statutory prospectus and statement of additional information, both dated January 28, 2022 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy Total Return Bond Fund

(formerly, Delaware Ivy Pictet Targeted Return Bond Fund)

On April 30, 2021, the fund in this prospectus (Fund) became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager (hereinafter, the Fund and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

On December 17, 2021, the Fund’s Class Y share class liquidated. The Fund’s Class Y share class is closed to investors.

What is the Fund’s investment objective?

Delaware Ivy Total Return Bond Fund seeks to provide total return through a combination of current income and capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%		none		none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	1.00%	[1]	none	none
Maximum account fee	none		none		none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6
Management fees	0.90%		0.90%		0.90%		0.90%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none
Other expenses	0.27%		0.23%		0.33%		0.16%
Total annual fund operating expenses	1.42%		2.13%		1.23%		1.06%
Fee waivers and expense reimbursements	(0.18%)	[2]	(0.18%)	[2]	(0.23%)	[2]	(0.19%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.24%		1.95%		1.00%		0.87%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

From January 28, 2022 through January 28, 2023, Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: 1.24% for Class A shares; 1.95% for Class C shares; 1.00% for Class I shares; and 0.87% for Class R6 shares. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	C	I	R6
1 year	$571	$198	$102	$89
3 years	$862	$650	$368	$318
5 years	$1,175	$1,128	$654	$566
10 years	$2,061	$2,267	$1,468	$1,277

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Total Return Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Under normal circumstances, the Fund invests at least 40% of its total assets in securities of non-US issuers. The Fund may invest up to 100% of its total assets in foreign securities and in securities denominated in currencies other than the US dollar, although the Fund will limit its foreign currency exposure (from non-US dollar-denominated securities or currencies) to 75% of its total assets as described below. The Fund has the flexibility to invest in any form of debt security, including, but not limited to, US government and foreign government securities, corporate bonds, convertible and non-convertible bonds, inflation-indexed bonds, asset- and

Summary prospectus
Delaware Ivy Total Return Bond Fund

mortgage-backed securities. The Fund also may invest in currencies. The Fund may invest directly in the debt securities listed above, as well as in derivative instruments that provide investment exposure to such debt securities. The Fund is unconstrained in its investment approach, meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy.

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Global Limited (MIMGL), with respect to its role as sub-advisor of the Fund.

The Manager may consider analysis of environmental, social and governance (ESG) factors in evaluating investments for the Fund. This analysis considers various inputs, including metrics sourced from external parties and ESG research providers; commitments on ESG progress from issuers; specific bond formats (such as green or sustainability-linked bonds); issuer engagement; and other external and proprietary inputs to judge the issuer’s contribution to improvements in ESG practice. The Fund may favor securities of issuers that are judged by the Manager to meet high ESG standards, and may avoid investment in certain industry sectors, or in securities of issuers that are judged to not meet the Manager’s ESG requirements. The Manager relies on a proprietary ESG framework where issuers are assessed on their exposure to, and management of, environmental, social and governance risks. The Manager’s ESG framework relies on its quantitative and qualitative analysis of factors such as industry sector, issuer specific factors such as history and management, and data from multiple sources, including government reports, company filings and external data providers. This framework is subjective in nature and not intended to be an exhaustive list of all possible risks and are provided as an indication of the types of factors being utilized by the Manager.

As described in more detail below, the Fund expects to use derivatives for various purposes. The Fund may take long positions in derivatives (the values of which typically move in the same direction as the prices of the underlying investments) and short positions in derivatives (the values of which typically move in the opposite direction from the prices of the underlying investments).

The Fund may invest in debt securities of any credit rating and may invest up to 50% of its total assets in non-investment grade debt securities, or high yield or junk bonds, which include bonds rated BB+ or below by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined to be of comparable quality by the Manager.

The Fund may invest in debt securities from any market or country or denominated in any currency, including issuers located in, and/or generating revenue from, both developed and emerging markets. The Fund will limit its foreign currency exposure (from non-US dollar-denominated securities or currencies) to 75% of its total assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances. The Fund expects to use a variety of derivative instruments for various purposes.

The Fund may invest in bonds of any maturity or duration.

The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective.

MIMGL, an affiliate of the Fund's investment manager, Delaware Management Company (Manager), serves as the Fund’s sub-advisor and manages the Fund’s assets. The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) and Macquarie Investment Management Europe Limited (MIMEL) (together with MIMGL, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Capital repatriation risk — The risk that a fund may be unable to repatriate capital from its investments, in whole or in part, which may have an adverse effect on the cash flows and/or performance of the fund. Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely.

Convertible security risk — The risk that the value of a convertible security may be influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer of a convertible security and other factors also may have an effect on the convertible security’s investment value. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are

Summary prospectus
Delaware Ivy Total Return Bond Fund

subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Duration risk — The risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign currency exchange transactions and forward foreign currency contracts risk — The risk that a fund’s use of foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement) may increase the possibility of default by the counterparty to the transaction and, to the extent the Manager's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Foreign government/supranational risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Environmental, social and governance (ESG) investing risk — ESG investing risk is the risk that a fund’s strategy may exclude securities of certain issuers for non-financial reasons and the fund may forgo some market opportunities available to funds that do not integrate ESG factors in investment decisions. In addition, there is a risk that the companies identified by a fund’s ESG factors will not operate as expected when addressing ESG issues or they will not exhibit positive ESG characteristics as intended.

Summary prospectus
Delaware Ivy Total Return Bond Fund

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Total Return Bond Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Effective November 15, 2021, the Fund changed its investment strategy. Performance prior to November 15, 2021 reflects the Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 3.37% for the quarter ended June 30, 2020, and its lowest quarterly return was -3.07% for the quarter ended March 31, 2020. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 1/4/16‑12/31/21)	-5.35%	1.44%	1.40%
Class A return after taxes on distributions (lifetime: 1/4/16‑12/31/21)	-6.18%	0.55%	0.51%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 1/4/16‑12/31/21)	-3.01%	0.74%	0.71%
Class C return before taxes (lifetime: 1/4/16‑12/31/21)	-4.70%	1.20%	1.11%
Class I return before taxes (lifetime: 1/4/16‑12/31/21)	-2.69%	2.18%	2.07%
Class R6 return before taxes (lifetime: 1/4/16‑12/31/21)	-2.64%	2.31%	2.20%
Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD (reflects no deduction for fees, expenses, or taxes) (lifetime: 1/4/16‑12/31/21)*	-0.77%	2.74%	2.70%
Bloomberg US Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 1/4/16‑12/31/21)*	0.04%	1.08%	0.95%

Summary prospectus
Delaware Ivy Total Return Bond Fund

* The Fund changed its primary broad-based securities index to the Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD as of November 15, 2021. The Fund elected to use the new index because it more closely reflects the Fund’s investment strategies.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Return after taxes on distributions and sale of Fund shares may be better than return before taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Andrew Vonthethoff, CFA	Senior Vice President, Senior Portfolio Manager	November 2021

Sub-Advisors

Macquarie Investment Management Global Limited (MIMGL)

Portfolio manager	Title with MIMGL	Start date on the Fund
Matthew Mulcahy	Managing Director, Head of Rates and Currency	November 2021

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I and Class R6 shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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IVSUM-IRBAX 1/22